Navigator Equity Funds

                  Navigator Class of Legg Mason Value Trust, Inc.
                  Navigator Class of Legg Mason Special Investment Trust, Inc. Navigator Class of Legg Mason Total Return Trust, Inc. Navigator Class of Legg Mason American Leading Companies Trust Navigator Class of Legg Mason Balanced Trust
                  Navigator Class of Legg Mason U.S. Small-Capitalization Value
                                                                Trust


                Supplement to the Prospectus dated July 31, 1999

The following eligibility criteria should be added to the "How To Invest" section on page 18 of the Prospectus:

o        any qualified retirement plan having net assets of at least $300 million

o        any open-end management  investment company advised or managed by LMFA or by any person controlling, controlled by, or under common control with LMFA


                   This Supplement is dated January 28, 2000.